UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 3, 2014

ARIAD Pharmaceuticals, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-36172	22-3106987
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

26 Landsdowne Street, Cambridge, Massachusetts	02139
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (617) 494-0400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01              Entry into a Material Definitive Agreement

On October 3, 2014, ARIAD Pharmaceuticals, Inc. (“ARIAD”) and Bellicum Pharmaceuticals, Inc. (“Bellicum”) entered into an Omnibus Amendment Agreement (the “Agreement”) that restructures  the parties’ previous Amended and Restated License Agreement dated March 7, 2011 (the “License Agreement”) for ARIAD’s cell-signaling technology. Under the terms of the Agreement, ARIAD will receive $50 million, payable in three installments, in exchange for granting Bellicum a fully paid-up license to this technology and the return of ARIAD’s equity stake in Bellicum upon receipt of the second installment payment. The scope of the license and the field of use were also expanded as part of the Agreement.

Under the terms of the Agreement, ARIAD is entitled to receive $50 million in three installments: $15 million upon signing of the Agreement, $20 million by June 30, 2015, and $15 million by June 30, 2016.   The second and third installments, which are subject to a subordinated promissory note issued by Bellicum, may be accelerated under certain circumstances and can be prepaid at any time.

The Agreement gives Bellicum a worldwide exclusive license, with the right to sublicense, to ARIAD’s cell-signaling technology for broad use in human cell therapies for all diseases on a royalty- and milestone-free basis.

The Agreement can be terminated by either party upon a specified uncured material breach of the License Agreement or the Agreement, and by ARIAD upon Bellicum’s failure to make the installment payments after specified dates.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which ARIAD intends to file as an exhibit to its Annual Report on Form 10-K for the year ending December 31, 2014.

A copy of the press release issued by ARIAD announcing the entry into the Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01              Financial Statements and Exhibits

(d)   The following exhibit is filed with this report:

Exhibit Number	Description

99.1	Press Release dated October 6, 2014.

The press release contains hypertext links to information on our website and/or other websites. The information on our website and any other website is not incorporated by reference into this Current Report on Form 8-K and does not constitute a part of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARIAD Pharmaceuticals, Inc.

		By:	/s/ Edward M. Fitzgerald
Edward M. Fitzgerald
Executive Vice President, Chief Financial Officer

Date:	October 9, 2014

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